ORIGINAL

**DATED THIS 1ST DAY OF MARCH, 2018**

**Between**

**DATO SERI YEW KIEN CHEONG**
**(NRIC No. 780713-08-6263)**
**[The Trustee]**

**And**

**CHARN SO BIRDS NEST BERHAD**
**(Company No. 1212095-A)**
**[The Beneficiary]**

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# TRUST DEED

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Messrs Shui-Tai
Entrance 2, Suite 1308, 13th Floor
Block A, Damansara Intan
No. 1, Jalan SS 20/27
47400 Petaling Jaya
Selangor Darul Ehsan
Tel : 7729 8906 Fax : 7726 8906
[Ref No. ST/MY/C/1074/D/JN]

ORIGINAL

LHDNMLHDNMLHDN
00045
MALAYSIA
RM10.00
05.03.2018
1102800013
PEJABAT SETEM
PETALING JAYA

# TRUST DEED

THIS TRUST DEED is made the 01 MAR 2018 day of by me, DATO SERI YEW KIEN CHEONG (NRIC No. 780713-08-6263) of c/o Biotech Precision Berhad, B-05-03, Plaza Taragon Kelana Jaya, Jalan SS6/6, 47301 Petaling Jaya, Selangor Darul Ehsan.

WHEREAS:

1. I am the registered owner of all that piece of land held under HS(D) 160225 PT 77027 Bandar Baru Bangi, Daerah Ulu Langat, Negeri Selangor Darul Ehsan measuring approximately 989 square meters together with a two and half storey (2½) storey semi-detached factory erected thereon bearing postal address No. 3A, Jalan SC 6, Taman Perindustrian Sg. Chua, 43000 Kajang, Selangor Darul Ehsan [**"the said Property"**].

2. I have agreed to hold the said Property in trust for CHARN SO BIRDS NEST BERHAD (Company No. 1212095-A) of B-05-02, Plaza Taragon Kelana, Jalan SS 6/6, Kelana Jaya, 47301 Petaling Jaya, Selangor Darul Ehsan [**"the Beneficiary"**].

NOW THIS DEED WITNESSETH as follows:

1. I hereby declare that I shall hold the said Property solely and wholly in trust and for the benefit of the Beneficiary.

2. I shall not sell, transfer, charge, mortgage, assign, and/or otherwise deal with all or any of the said Property without the written consent of the Beneficiary.

3. I shall at the request of the Beneficiary at any time hereinafter immediately transfer/assign absolutely all or any of the said Property to it and/or its nominee(s) and shall for this purpose execute all the transfer forms/assignment and all other relevant documents necessary to effect the said transfer/assignment.

4. I shall act and do all and any things and execute such documents relating to the said property as and when so requested by the Beneficiary.

5. This trust shall be binding upon my heirs and legal/personal representatives.

IN WITNESS WHEREOF I have hereunto set my hand the day and year first above written.

SIGNED SEALED AND DELIVERED )
BY **DATO SERI YEW KIEN CHEONG** )
as Donor in the presence of : )

NG PEI SAN
Advocate & Solicitor
Petaling Jaya
(BC/N/1499)

I, NG PEI SAN (NRIC No. 820104-01-5762) an Advocate & Solicitor of the High Court of Malaya at Selangor hereby testify that the above signature was written in my presence this day of 01 MAR 2018 and is according to my own personal knowledge, the true signature of DATO SERI YEW KIEN CHEONG (NRIC No. 780713-08-6263) who has acknowledged to me

i) that he is of full age;
ii) that he has voluntarily executed this instrument; and
iii) that he understands the effects thereof.

Dated this day of 01 MAR 2018

..............................................................................

NG PEI SAN
Advocate & Solicitor
Petaling Jaya
(BC/N/1499)